[On PlayNet Technologies, Inc. Letterhead]



                                                        Shmuel Cohen
                                                        President and
                                                        Chief Executive Officer



                                December 30, 1996

Confidential
------------

Ms. Nancy Peretsman
Managing Director
Allen & Company Incorporated
711 Fifth Avenue
New York, New York 10022

And To All Other Investors Who Purchase
Senior Secured Notes as Listed on Schedule 1

Ladies and Gentlemen:

This letter shall confirm the terms and conditions which have been agreed between Allen & Company Incorporated ("Allen"), PlayNet Technologies, Inc. ("PlayNet") and other investors who purchase Senior Secured Notes (as defined herein) with respect to the purchase by Allen, Shmuel Cohen (who will purchase either directly or indirectly) ("Cohen") and the other investors listed on
Schedule 1 hereto of certain senior secured notes in form and substance as provided in Exhibit 2 attached hereto (the "First Stage Notes"), which First Stage Notes are to be issued by PlayNet as part of a privately-placed bridge financing transaction or series of such transactions raising gross proceeds of at least $3 million to PlayNet (the "Initial Bridge Financing").

In the event that subsequent to the consummation of the Initial Bridge Financing, PlayNet requires additional financing to continue its operations, or fails to consummate a Qualified Public Offering or a Qualified Private Placement, as defined herein, or fails to acquire other permanent financing mutually agreeable to PlayNet and Allen, PlayNet agrees and covenants that it will conduct, pursuant to the terms and conditions of this Agreement, a second-stage bridge financing transaction or series of transactions (the "Second Stage Bridge Financing") under which PlayNet will offer certain senior secured notes in form and substance identical to the First Stage Notes and that the offer of such second stage senior secured notes (the "Second Stage Notes") will provide PlayNet with gross proceeds of at least $15 million. For purposes hereof, the Initial Bridge Financing and the Second Stage Bridge Financing collectively shall be referred to as the "Bridge Financing" and the First Stage Notes and the Second Stage Notes shall be collectively referred to as the "Senior Secured Notes".

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 2




PlayNet agrees and covenants that the Bridge Financing shall be made pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act") and any and all applicable securities laws of any state or other jurisdiction (the "Blue Sky Laws").

1.       Initial Bridge Financing
         ------------------------

In order to complete the currently proposed public offering of common stock of PlayNet, par value $.001 per share ("Common Stock") raising gross proceeds of a minimum of $15 million, which public offering is described in that certain Registration Statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the "SEC") on October 16, 1996, as may be amended and/or supplemented (the "Public Offering") certain operational hurdles, as set forth on Exhibit 1 attached hereto and as may be reasonably modified from time to time upon the agreement of PlayNet and Allen (the "Operational Hurdles") should be attained by PlayNet on or before January 31, 1997, or such other date as may be mutually agreed from time to time between PlayNet and the underwriter of the Public Offering (the "Hurdle Date"). PlayNet believes that it can meet the Operational Hurdles by the Hurdle Date. However, it is agreed by Allen and PlayNet that if the Operational Hurdles are not achieved in their entirety by the Hurdle Date, it will be the sole decision of PlayNet's management as to whether it should proceed with the Public Offering.

It is currently the intention of PlayNet to consummate the Public Offering on or before March 31, 1997. In connection therewith, Allen hereby agrees that based upon its discussions with PlayNet of PlayNet's current and contemplated business and financial condition, and subject to (a) PlayNet's meeting its Operational Hurdles by the Hurdle Date, (b) the existence of market conditions favorable to a public offering of PlayNet Common Stock pursuant to the terms of the Public Offering, and (c) the receipt by PlayNet of all regulatory approvals required for consummation of the Public Offering (including, but not limited to, the receipt of the approval of the SEC), it is Allen's present intention to diligently proceed to assemble an underwriting group in order to effect the Public Offering.

In order to meet the operational financing needs of PlayNet until the Hurdle Date, PlayNet will require a minimum of $3 million in temporary financing to be raised in the Initial Bridge Financing. PlayNet covenants to use the proceeds of the Initial Bridge Financing to finance normal business operations of PlayNet for the period up to and including January 31, 1997.

The aggregate principal amount of First Stage Notes to be offered as part of the Initial Bridge Financing shall be a minimum of $3 million (the "Aggregate Principal Amount"), and of such Aggregate Principal Amount, PlayNet agrees to offer First Stage Notes (in the form and substance of the senior secured note provided in Exhibit 2 attached hereto) as follows:

  principal amount of $750,000    to Allen
  principal amount of $750,000    to Cohen
  principal amount of $750,000    to a Third Party Investor, as defined below
  principal amount of $750,000    to a PlayNet Third Party Investor, as defined
                                  below

Each of Cohen and Allen hereby agree to purchase, subject to the terms and conditions hereof, First Stage Notes in the principal amounts set forth immediately above.

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 3



As used herein, "Third Party Investor" shall mean a third party investor identified by Allen; and "PlayNet Third Party Investor" shall mean a third party investor identified by PlayNet and/or Shmuel Cohen. By his signature hereto, Cohen agrees and covenants that in the event that PlayNet requires the temporary financing provided by the sale of $750,000 principal amount of First Stage Notes to a PlayNet Third Party Investor on or before January 31, 1997 and either a PlayNet Third Party Investor or another third party investor identified by Allen does not consummate the purchase of such First Stage Notes by such date, then Cohen shall purchase such fourth First Stage Notes on or prior to such date.

Allen, Cohen and PlayNet agree and covenant that:

(i) to the extent any Third Party Investor or any PlayNet Third Party Investor purchases more than an aggregate principal amount of $750,000 of First Stage Notes, then the amount which is in excess of such aggregate $750,000 up to a maximum prepayment amount of $250,000 (the "Maximum Prepayment Amount") shall be applied by PlayNet as a prepayment under any First Stage Note held by Allen;

(ii) to the extent any Third Party Investor or any PlayNet Third Party Investor purchases more than an aggregate principal amount of $750,000 of First Stage Notes and any such amount in excess thereof has first been applied toward the repayment of the Allen First Stage Notes as referred to in (i) above, any residual excess principal amount thereof up to the Maximum Prepayment Amount may be applied by PlayNet toward the repayment of the Cohen First Stage Notes up to the Maximum Prepayment Amount; and

(iii)in the event that any amount remains in excess of the aggregate $750,000 principal amount of First Stage Notes to be purchased by any Third Party Investor or any PlayNet Third Party Investor after prepayments have been made in accordance with (i) and (ii) above, or if PlayNet elects not to make the prepayment to Cohen permitted in accordance with (ii) above, then any such residual amount shall remain the property of PlayNet;

provided, however, that in the event that any such Third Party Investor or PlayNet Third Party Investor is IBM, or IBM separately makes a strategic or other investment in PlayNet in any principal amount, any such excess or separate investment by IBM shall remain the property of PlayNet and there shall be no reduction in the Cohen or Allen First Stage Notes, unless PlayNet, in its sole discretion, elects to prepay any of the First Stage Notes pursuant to the terms of the Senior Secured Notes. In the event that PlayNet elects such prepayment, PlayNet agrees and acknowledges that such prepayment shall be made to each of Allen and Cohen in equal amounts and that such prepayment amount shall not be applied in its entirety solely to the prepayment of the First Stage Notes of either Allen or Cohen.

As a material part of the consideration for the purchase of First Stage Notes by Allen, any Third Party Investor and any PlayNet Third Party Investor and in order to induce Allen, any Third Party Investor and any PlayNet Third Party Investor to purchase First Stage Notes, PlayNet shall issue at the closing of each such purchase to Allen, any Third Party Investor and any PlayNet Third Party Investor a warrant to purchase shares of Common Stock of PlayNet in form and substance identical to the warrant attached hereto as Exhibit 3. As a material part of the consideration for the purchase of First Stage Notes by Cohen and in order to induce

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 4



Cohen to purchase First Stage Notes, PlayNet shall issue at the closing of such purchase to Cohen a warrant to purchase shares of Common Stock of PlayNet in form and substance identical to the warrant attached hereto as Exhibit 4.

In the event that in connection with Allen's role as an underwriter of the Public Offering, Allen is required by the National Association of Securities Dealers, Inc. ("NASD") to modify the number or exercise price of the warrants issued to Allen hereunder, Allen shall use its best efforts within a reasonable period of time mutually satisfactory to PlayNet and Allen to reach agreement with the NASD on such modification(s) so that they shall occur in such a manner as to not effect the Public Offering or Allen's ability to act as an underwriter of the Public Offering. Additionally, Allen shall use its best efforts in its negotiations with the NASD to ensure that any such modification(s) shall not have any effect on any warrant issued hereunder to Cohen, any Third Party Investor or any PlayNet Third Party Investor.

It is agreed that Allen and Cohen will purchase their Senior Secured Notes contemporaneously with the execution of this Agreement, will close on the Third Party Investor Senior Secured Note, on a best efforts basis, no later than January 17, 1997, and will close on the PlayNet Third Party Investor Senior Secured Note, if required (as specified above), on or before January 31, 1997. It is further agreed that in the event that any terms or conditions of the First Stage Notes require adjustment in order to secure the purchase of a First Stage Note by either a Third Party Investor or a PlayNet Third Party Investor, then the terms and conditions of all Senior Secured Notes shall be so adjusted and modified pari passu.


2.       Second-Stage Bridge Financing
         -----------------------------

In the event that subsequent to the consummation of the Initial Bridge Financing, PlayNet requires additional financing to continue its operations and none of a Qualified Public Offering or a Qualified Private Placement (each as defined below) or the acquisition of other permanent financing mutually agreeable to PlayNet and Allen have been consummated, PlayNet will conduct the Second Stage Bridge Financing, through which it will offer Second Stage Notes, and PlayNet and Allen agree to, on a best efforts basis, proceed with the Second Stage Bridge Financing.

The Second Stage Bridge Financing will be conducted in three tranches, with each tranche raising gross proceeds of $5 million. The Second Stage Notes shall have terms and conditions identical to the First Stage Notes and shall be in the form and substance of the senior secured note attached hereto as Exhibit 2.

As a material part of the consideration for the purchase of the first tranche of Second Stage Notes by any purchaser thereof and in order to induce the purchaser thereof to purchase such Second Stage Notes, PlayNet shall issue to such purchaser, at the closing of the purchase of the first tranche of Second Stage Notes, a warrant to purchase shares of Common Stock of PlayNet in form and substance identical to the warrant attached hereto as Exhibit 5. As a material part of the consideration for the purchase of the second tranche of Second Stage Notes by any purchaser thereof and in order to induce the purchaser thereof to purchase such Second Stage Notes, PlayNet shall issue to such purchaser, at the closing of the purchase of the second tranche of Second Stage Notes, a warrant to purchase shares of Common Stock

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 5



of PlayNet in form and  substance  identical to the warrant  attached  hereto as
Exhibit 6. As a material part of the consideration for the purchase of the third tranche of Second Stage Notes by any purchaser thereof and in order to induce the purchaser thereof to purchase such Second Stage Notes, PlayNet shall issue to such purchaser, at the closing of the purchase of the third tranche of Second Stage Notes, a warrant to purchase shares of Common Stock of PlayNet in form and substance identical to the warrant attached hereto as Exhibit 7.

PlayNet hereby covenants that, upon the closing of the first tranche of the Second Stage Bridge Financing, all First Stage Notes will be prepaid by PlayNet. Allen hereby agrees that upon the prepayment of its First Stage Note it will purchase an aggregate principal amount of Second Stage Notes in the first tranche of the Second Stage Bridge Financing equal to the aggregate principal amount of the First Stage Note prepaid by PlayNet hereunder.

In addition, PlayNet agrees that (a) as a condition to the closing of the second tranche of the Second-Stage Bridge Financing, the membership of the Board of Directors of PlayNet shall consist of the current and existing directors plus two (2) outside independent directors (a total of 5 directors), and (b) as a condition to the closing of the third tranche of the Second-Stage Bridge Financing, Allen shall have the right to appoint one member of the Board of Directors, resulting in a total of 6 directors, provided, however, that the Allen appointee shall be either Ms. Nancy Peretsman, Managing Director of Allen, or such other outside individual selected by Allen, but reasonably satisfactory to PlayNet and Cohen.


3.    Terms of the Senior Secured Notes
      ---------------------------------

The Senior Secured Notes evidencing the Initial Bridge Financing and the Second Stage Bridge Financing shall bear interest at the rate of twelve percent (12%) per annum payable upon the Maturity Date. Each Senior Secured Note shall rank pari passu in respect of all other Senior Secured Notes and all shall collectively be senior to any and all future and to all pre-existing indebtedness of PlayNet.

The Senior Secured Notes shall each mature and be due and payable on the earlier of (a) the closing of any Qualified Public Offering or Qualified Private Placement, each as defined below, or (b) one (1) year from the date hereof (the "Maturity Date"). As used herein, (i) a "Qualified Public Offering" shall mean the closing of any public offering of at least $15 million in Common Stock of PlayNet, and (ii) a "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising aggregate proceeds of at least $15 million.


4.   Representations, Warranties and Covenants of PlayNet
     ----------------------------------------------------

To induce Allen, all Third Party Investors and all PlayNet Third Party Investors and all other investors to purchase the Senior Secured Notes evidencing the Initial Bridge Financing and the Second-Stage Bridge Financing, PlayNet hereby makes the following representations, warranties, and covenants:

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 6



     A. Payment and Performance of Obligations. PlayNet shall pay all amounts due under the Senior Secured Notes when due and shall promptly, punctually, and faithfully perform each and all of its obligations under the Senior Secured Notes and this Agreement.

     B. Due Organization and Corporate Authorization. PlayNet is a duly organized, validly existing corporation in good standing in the state of its incorporation and is, and shall hereafter remain, duly qualified and in good standing in every state in which, by reason of the nature or location of PlayNet's assets or operation of PlayNet's business, such qualification may be necessary and where the failure to so qualify would have a material adverse affect on (i) the financial condition of PlayNet, and/or (ii) PlayNet's ability to conduct its business. The execution and delivery of this Agreement and of any other documents, instruments, and agreements executed in connection herewith constitute representations by the individual signing this Agreement and said instruments and by PlayNet that such execution and delivery have received all such corporate authorization as may be necessary to permit such execution and delivery to, and that they do, bind PlayNet, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws and legal and equitable principles limiting or affecting the rights of creditors generally and/or (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     C. No Conflicting Agreements. There is no provision in the Articles of Incorporation or By-laws or other organizational documents of PlayNet, or in any document by which PlayNet may be bound which prohibits or adversely affects the execution and delivery of this Agreement, or of any other instrument, document or agreement executed in connection herewith, which prohibits or adversely affects PlayNet's carrying out of the terms hereof or thereof.

     D. Statutory Compliance. To the best of its knowledge and belief, PlayNet is in compliance with, and shall hereafter comply with and use its assets in compliance with, all statutes, regulations and orders of every federal, state, municipal, and other governmental authority which has or claims jurisdiction over PlayNet, PlayNet's assets, or any person in any capacity for which PlayNet would be responsible for the conduct of such person, which if PlayNet is not so in compliance would have a material adverse effect upon PlayNet's financial condition or its ability to conduct its business as such business is presently conducted.

     E. Pay Taxes. PlayNet has paid, and hereafter shall pay as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against PlayNet by any person or entity whose claim could result in a lien upon the assets of PlayNet or by any governmental authority. PlayNet has, and hereafter shall, properly exercise any trust responsibilities imposed upon PlayNet by reason of withholding from employees' pay and has timely filed, and shall timely file, all tax and other returns and other reports with each governmental authority to whom PlayNet is obligated so to file.

     F. Litigation. Except as set forth in the Registration Statement relating to the Public Offering, or otherwise disclosed in writing to investors of Senior Secured Notes hereunder, there is not presently pending or, to PlayNet's best knowledge and belief after due inquiry, threatened by or against PlayNet any suit, action, proceeding or investigation which, if

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 7


determined adversely to PlayNet, would have a material adverse effect upon PlayNet's financial condition or ability to conduct its business as such business is presently conducted.


     G. Dividends or Investments. Until all amounts due under the Senior Secured Notes hereunder shall have been paid in full, PlayNet shall not, except as otherwise provided herein:

          1. pay any dividend, other than a common stock dividend of PlayNet's own capital stock;

          2. redeem, retire, purchase, or acquire any of PlayNet's capital stock;

          3. except with the consent of Allen, invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity;

          4. except with the consent of Allen, merge or consolidate or be merged or consolidated with or into any other corporation or other entity; or

          5. except as contemplated by the Public Offering, a Qualified Public Offering, and the Qualified Private Placement, make any change in its capital structure, whether by issuance of securities or otherwise, which results in any adverse effect on PlayNet's ability to perform its obligations hereunder or under the Senior Secured Notes or the warrants related thereto.

     H. Corporate Loans; Capitalization. PlayNet shall not make any loans or advances to any individual, firm, corporation, or other entity including, without limitation, any affiliate, officer, employee, director, shareholder, or salesperson of any of PlayNet.

     I. Line of Business. PlayNet shall not engage in any business other than the business in which it is currently engaged.

     J. Adequacy of Disclosure. 1. All financial statements furnished by PlayNet to investors of Senior Secured Notes hereunder have been prepared in accordance with generally accepted accounting principles (except that interim financial statements exclude statements of cash flows and notes to financial statements) consistently applied and fairly present the condition of PlayNet at the date(s) thereof. Except for PlayNet's need for the additional working capital to be provided hereby, there has been no change in the financial condition of PlayNet since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not had a material adverse effect on the business of PlayNet.

          2. PlayNet does not have any material contingent liabilities pursuant to the execution of guaranties or otherwise not noted in PlayNet's financial statements furnished to the investors.

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 7



          3. No document, instrument, agreement, or paper given to investors by or on behalf of PlayNet in connection with its execution of this Agreement, when taken together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading. There is no fact which has a material adverse effect on the financial condition of PlayNet which has not been disclosed in writing to investors.

     K. Use of Proceeds, Budget. PlayNet confirms and warrants that all proceeds from the purchase of Senior Secured Notes shall be used by it to finance PlayNet's ongoing business operations in the ordinary course. PlayNet further confirms and warrants that it will continue to update its budget forecast on a monthly basis and provide a copy thereof to Allen for informational purposes only.

     L. Senior Indebtedness. There is no indebtedness of PlayNet currently outstanding which would be senior to, or pari passu with, the obligation of PlayNet to repay any and all amounts due and owing under the Senior Secured Notes. PlayNet further covenants that for so long as any amounts are due thereunder, no indebtedness (other than ordinary course equipment financing) shall be incurred by PlayNet which indebtedness would be senior to, or pari passu with, the Senior Secured Notes.

     M. Other Covenants. 1. PlayNet shall not indirectly do or cause to be done any act which, if done directly by PlayNet, would breach any covenant contained in this Agreement.

          2. The representations, warranties and covenants included herein shall be automatically reconfirmed by PlayNet at the time of the purchase of the First Stage Notes and Second Stage Notes unless otherwise noted in writing by PlayNet prior to such closing.


5.   Concurrent Conditions
     ---------------------

Concurrent with the consummation of the purchase of each of the First Stage Notes and Second Stage Notes, there shall be delivered to investors:

          a. this Agreement, duly executed and delivered by PlayNet and the purchasing investor;

          b. the Senior Secured Notes in the aggregate principal amount invested by each investor hereunder and the warrant relating to such Senior Secured Notes each duly executed and delivered by PlayNet;

          c. a favorable opinion of counsel for PlayNet addressed to the investors and dated the date of the Senior Secured Notes issued hereunder in the form of the opinion included as Exhibit 8 hereof;

          d. a certificate of an authorized officer of PlayNet as to such matters as the investors of the Senior Secured Notes may reasonably request.

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                          Page 9



6.       Default
         -------

Upon the occurrence of any one or more of the Events of Default (as that term is defined in the Senior Secured Notes), any and all amounts due to investors under the Senior Secured Notes or otherwise hereunder shall become immediately due and payable, without notice or demand.


7.       Subordination
         -------------

PlayNet hereby warrants and agrees that all obligations and indebtedness of PlayNet of every kind and description whether now or hereafter existing, (the "Subordinated Debt") shall, for so long as any amounts are due hereunder, be subordinated to the indebtedness of PlayNet due to investors under the Senior Secured Notes in such manner that no payment or security shall be paid by PlayNet for or on account of the Subordinated Debt, other than trade claims and equipment loans and leases payable in the ordinary course, until the indebtedness owed to investors has been paid in full and the Senior Secured Notes have been terminated or until PlayNet has obtained the specific written consent of each holder of Senior Secured Notes.


8.       Grant of Security Interest
         --------------------------

To secure PlayNet's prompt, punctual, and faithful performance of all and each of PlayNet's obligations hereunder and under the Senior Secured Notes, PlayNet hereby grants to the holders of Senior Secured Notes a continuing first priority security interest in and to, whether now owned or now due, or in which PlayNet has an interest, or hereafter, at any time in the future, acquired, arising, or to become due, or in which PlayNet obtains an interest, and all products, proceeds, substitutions, and accessions of or to any of the following; all accounts and accounts receivable; all inventory; all contract rights including any of PlayNet's rights to receive any net proceeds arising out of or related to any equity offerings of PlayNet; all general intangibles including, but not limited to, all existing, pending and future intellectual property rights, including but not limited to trademarks, tradenames, service marks, copyrights and patents; all equipment; all goods; all fixtures; all chattel paper; and all instruments, documents of title, documents, policies and certificates of insurance, securities, deposits, deposit accounts, money, cash, or other property (all of which, together with any other property in which the holders of the Senior Secured Notes may in the future be granted a security interest, is referred to herein as the "Collateral").

9.       Miscellaneous
         -------------

         Notices. All notices and other correspondence to PlayNet in connection with this Agreement shall be deemed effective upon mailing to PlayNet's address as set forth herein, which address may be changed on seven (7) days written notice given by PlayNet to holders of all Senior Secured Notes issued hereunder. All notices and other correspondence to the holders of Senior Secured Notes by PlayNet in connection with this Agreement shall be deemed effective upon receipt by such holder at such holder's address as set forth on the signature page of the Senior Secured Notes issued hereunder, or elsewhere as such holders may specify from time to time in writing to PlayNet, and shall be sent by certified mail, return receipt requested.

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                         Page 10

         Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal or unenforceable in any respect in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provision of this Agreement.

         Amendments. No modification, amendment or waiver of any provision of this Agreement or of any provision of any other agreement between the parties hereto is effective unless executed in writing by Allen, PlayNet, Cohen and all other investors hereunder. No failure by the holders of the Senior Secured Notes to give notice to PlayNet of its having failed to observe and comply with any warranty or covenant included herein shall constitute a waiver of such warranty or covenant or the amendment of the within Agreement.

         Costs and Expenses of this Agreement. PlayNet shall pay all expenses (including reasonable fees and expenses for counsel to Allen) incurred by Allen in connection with the preparation, negotiation and consummation of the agreements contemplated by the Bridge Financing.

          Governing Law. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of New York. Each of the parties hereto submit themselves to the jurisdiction of the Courts of the State of New York for all purposes with respect to this Agreement.

          Indemnification. Except for claims brought or threatened against the holders of Senior Secured Notes by shareholders of such holders, PlayNet shall indemnify, defend, and hold such holders harmless of and from any claim brought or threatened against such holders by PlayNet, or any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of such holder's relationship with PlayNet (each of which may be defended, compromised, settled or pursued by such holders with counsel of such holder's selection, but at the expense of PlayNet). The within indemnification shall survive payment of the Senior Secured Notes issued under the Short Term Bridge Financing or the Second Stage Bridge Financing and/or any termination, release or discharge executed by such holders in favor of PlayNet.

           Other Investors. The terms and conditions of this Agreement, and all rights, privileges and obligations hereunder, shall apply to and bind any and all investors who purchase Senior Secured Notes hereunder and who execute a signature page in the form attached hereto as Schedule 2 and who receive a Senior Secured Note. Schedule 1, attached hereto, listing all investors who purchase Senior Secured Notes shall be automatically revised to include all such investors who execute a signature page in the form attached hereto as Schedule 2.

          Counterparts. This Agreement may be executed by the parties hereto in several counterparts and by different parties in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same Agreement.

          Cooperation. PlayNet agrees to use its best efforts to co-operate with holders of the Senior Secured Notes to take such steps as are reasonably necessary to give effect to the transactions contemplated hereby, including without limitation, promptly duly executing

                                               Bridge Financing Letter Agreement
                                                               December 30, 1996
                                                                         Page 11





and delivering such financing statements as may be necessary to perfect the security interests contemplated hereby.

Please confirm that the foregoing correctly sets forth our agreement by signing where indicated.

                                        Very truly yours,

                                        PlayNet Technologies, Inc.


                                        By:  /s/  Shmuel Cohen
                                           ---------------------------
                                             Shmuel Cohen
                                             President and Chief Executive
                                             Officer



Accepted and agreed to as of            Accepted and agreed to as of
the date first written above.           the date first written above by

Allen & Company Incorporated            Shmuel Cohen

                                        as an individual with respect to
                                        personal undertakings contained
By: /s/  James W. Quinn                 herein.
   ----------------------------
    James W. Quinn
    Chief Financial Officer

                                        By:  /s/  Shmuel Cohen
                                           -------------------------
                                              Shmuel Cohen

                                   SCHEDULE 1

                                LIST OF INVESTORS


                          Allen & Company Incorporated

              Cohen, indirectly through Zeller Eblagon Leasing Ltd.

                Cohen, indirectly through K. F. Chemical Co. Ltd.

                                   SCHEDULE 2

                  Senior Secured Note Purchaser Signature Page
                  --------------------------------------------


By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions, and is entitled to all rights and privileges, of the Letter Agreement, dated December 30, 1996, between Allen & Company Incorporated, PlayNet Technologies and the investors who purchase Senior Secured Notes as provided therein, as to the principal amount of [First Stage Notes] [Second Stage Notes] purchased by Purchaser as set forth below.


                              Name of Purchaser

                              ---------------------------------------
                              (herein "Purchaser")

                              By: ____________________________________
                              Name: _________________________________
                              Title: __________________________________

                              Record and Notice Address:
                              ==================================
                              ----------------------------------
                              Telephone: _________________________
                              Facsimile: __________________________

                     Principal Amount of Senior Secured Notes Purchased:
                              ______________________________________

Agreed and Accepted this
____ day of ____________, 199__

PlayNet Technologies, Inc.

By: _______________________________
Name: ____________________________
Title: _____________________________

                                    EXHIBIT 1

                               OPERATIONAL HURDLES
                               -------------------


1. Executed agreements with a minimum of two of the following major music publishers: Sony, Warner Brothers, Polygram, BMG, EMI and MCA.

2. Demonstrate production capacity of a minimum of 25 PlayNet units per day, quality control tested.

3.       Written orders for 5,000 PlayNet units.

4.       Remote  music  download   capability   demonstrated   at   commercially
         acceptable speed rates and quality.

5. Executed agreement with primary ISP provider. It is PlayNet's objective to have terms generally reflective of those presented in financial projections to date or with adjustments to unit and services pricing that enable the maintenance of substantially similar revenue financial projections to date.

6. Accounting Server Functionality and the ability to account for and settle accounts demonstrated.

7. Reasonably satisfactory coin drop data results from the forty (40) PlayNet unit test.

8.       Selection of two (2) outside independent directors.

9. PlayNet unit functionality reasonably stable with breadth of functions and robustness sufficient for commercial rollout.

10. Estimated PlayNet unit Bill of Materials for first calendar quarter 1997 at an average of approximately $2,200 per unit.

11.      Viable financing plan in place to allow commercial sales.

                                    EXHIBIT 2

                           FORM OF SENIOR SECURED NOTE

                               SENIOR SECURED NOTE

$__________                                                  New York, New York
                                                             December ____, 1996

         FOR VALUE RECEIVED, PlayNet Technologies, Inc. (the "Maker") hereby promises to pay to ___________________________ (the "Holder"), in lawful money of the United States of America, the principal sum of _______________________ and 00/100 Dollars ($_______) (the "Principal Amount") plus accrued interest thereon on the Maturity Date, as defined below, in accordance with the terms set forth herein.

         This Note shall bear interest payable on the Maturity Date (as defined below) at a rate of twelve percent (12%) per annum; shall be senior to any and all existing and future indebtedness of the Maker; and shall rank pari passu with any and all other Senior Secured Notes which Maker enters into between December 16, 1996 and January 31, 1997, each of which is issued as part of the Initial Bridge Financing or Second Stage Bridge Financing conducted by the Maker as described in that certain Letter Agreement dated December ___, 1996, by and between the Maker and Allen & Company Incorporated (the "Letter Agreement").

         This Senior Secured Note shall mature on the earlier of (a) the closing of any Qualified Public Offering or Qualified Private Placement, each as defined below, or (b) one (1) year from the date hereof (the "Maturity Date"). As used herein, (i) a "Qualified Public Offering" shall mean the closing of any public offering of common stock of the Maker, having a par value of $.001 per share, raising aggregate gross proceeds of at least $15 million to the Maker, and (ii) a "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising aggregate proceeds of at least $15 million to the Maker.

         The Maker shall have the right to prepay, in whole or in part, the Principal Amount together with interest accrued thereon through the date of prepayment, at any time without penalty or premium.

         Upon the occurrence of an Event of Default, the obligations of the Maker to the Holder arising under this Senior Secured Note, direct and indirect, absolute or contingent, shall immediately mature and become due and payable without demand or notice. The following shall be deemed an "Event of Default" under this Senior Secured Note: (a) a breach of the Maker of any promise, term, covenant, obligation, representation or warranty arising under this Senior Secured Note or the Letter Agreement, including the failure to make any payment of the Principal Amount or accrued interest when due; (b) the filing of a petition seeking relief, or the granting of relief, under the Bankruptcy Code or any similar Federal or State statute by or against the Maker, the making of a general assignment for the benefit of creditors by Maker, or any action by the Maker for the purpose of effecting the foregoing; (c) the appointment, or the filing of a petition seeking the appointment, of a custodian, receiver, trustee or liquidator for the Maker or any of its properties or the taking of possession of any part of the properties of the Maker at the instance of any governmental authority; (d) when Maker becomes insolvent or has suspended its transaction of its usual business; (e) the dissolution or merger, consolidation or reorganization of Maker in violation of the terms of the Letter Agreement; (f) the sale of substantially all of the common stock or assets of the Maker or (g) any change in the identity, authority or responsibilities of any person holding the management positions of President and Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Senior Vice President of Sales as of the date of this Agreement.

         The Maker agrees to pay all costs of collection, including, without limitation, reasonable attorney's fees, in the event enforcement of this Senior Secured Note or execution of any judgment upon this Senior Secured Note is required. No amendment, modification or waiver of any provision of this Senior Secured Note shall be effective unless the same shall be in writing and signed by the Holder and Maker.

         Presentment or other demand for payment, notice of dishonor and protest are hereby waived by Maker

         This Senior Secured Note is one of the Senior Secured Notes referred to in the Letter Agreement and is secured by the collateral described therein and is entitled to all the benefits of such Letter Agreement.

         This Senior Secured Note shall be governed by and construed in accordance with the laws of the State of New York and applicable Federal Law of the United States without regard to the conflict of laws provisions thereof. Holder and Maker hereby submit to the jurisdiction of the Courts of the State of New York for all purposes with respect hereto.

         IN ANY ACTION, SUIT OR PROCEEDING BROUGHT BY THE HOLDER AGAINST THE MAKER WITH RESPECT TO THIS SENIOR SECURED NOTE, OR VICE VERSA, THE MAKER AND HOLDER WAIVE A TRIAL BY JURY.

         IN WITNESS WHEREOF, the Maker has caused this Senior Secured Note to be executed by its duly authorized officer as of the day and year first written above.


WITNESS:                                    PLAYNET TECHNOLOGIES, INC.


______________________________      By: ____________________________________
Name:                                   Shmuel Cohen
                                        President & Chief Executive Officer

Address for Notice to the Holder:

______________________________________

______________________________________

______________________________________

______________________________________

                              EXHIBITS 3 through 7

                                FORMS OF WARRANT










                                 ATTACHED HERETO

                          EXHIBIT 3 - Form of Allen and

                         Third Party Investors Warrants



         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE

                  This warrant certificate ("Warrant Certificate") certifies that for value received Allen & Company Incorporated or registered assigns (the "Holder") is the owner of this warrant ("Warrant") which entitles the Holder hereof to purchase, at any time from the date which is either (i) one year from the date of the closing on or prior to the Five Month Date of a Qualified Public Offering or closing on or prior to the Five Month Date of a Qualified Private Placement (all as defined below) or (ii) if no such Qualified Public Offering or Qualified Private Placement closes on or prior to the Five Month Date, one year from the date of issuance hereof ((i) and (ii) singularly and collectively,the "Exercise Date") through and including the Expiration Date (hereinafter defined), such number of fully paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of PlayNet Technologies, Inc., a Delaware corporation (the "Company") calculated as follows:

         - in the event of the closing of a Qualified Public Offering on or prior to the date which is five months from the issuance of this Warrant (the "Five Month Date"):

            100%  X                 $750,000
                   -----------------------------------------------
                                    the per share price of the
                                    common stock offered in such
                                    Qualified Public Offering

         -- in the event that such Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date:

            100%  X                 $750,000
                   -----------------------------------------------
                                    the lowest per share price of
                                    the common stock offered in
                                    such Qualified Private Placement

         --- in the event that a Qualified Public Offering or Qualified Private Placement is not closed prior to or on the Five Month
                  Date:

                                         $750,000
                                         $5.00

(each formula subject to adjustment as hereinafter provided).

                  For purposes of this Warrant, the term "Qualified Public Offering" shall mean the closing of any public offering of Common Stock of the Company raising gross proceeds of at least $15 million to the Company and the term "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising in the aggregate gross proceeds of at least $15 million to the Company.

         1.  Warrant; Purchase Price

                  This Warrant shall entitle the Holder initially to purchase shares of Common Stock of the Company as calculated above and the purchase price payable upon exercise of the Warrants shall be, (i) in the event of the closing of a Qualified Public Offering prior to or on the Five Month Date, the per share price of the Common Stock Offered in such Qualified Public Offering, (ii) in the event that such a Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date, the lowest per share price of the Common Stock offered in such Qualified Private Placement, or (iii) in the event that such Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month Date, $5.00 per share of Common Stock (each of (i), (ii) and (iii) the "Relevant Purchase Price" and together the "Relevant Purchase Prices"). The Relevant Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of this Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares." The aggregate purchase price for the shares of Common Stock of the Company to be received by the Holder hereof upon exercise of this Warrant shall be payable, at the option of the Holder, either (i) in cash in lawful money of the United States of America or by certified or cashier's check; or (ii) if such Holder is Allen & Company Incorporated, by cancellation, in whole or in part, of that certain $750,000 Senior Secured Note issued to Allen & Company Incorporated on December 30, 1996; or (iii) as otherwise provided herein.

         2.       Exercise; Expiration Date

                  2.1 This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time from the Exercise Date through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Relevant Purchase Price times the number of shares of Common Stock to be received upon exercise of this Warrant. In the case the Holder hereof elects to exercise this Warrant for less than all the shares of Common Stock of the Company represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate providing for the exercise of the balance of such shares of Common Stock.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the date which is five years from the date of the issuance of this Warrant, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of this Warrant and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of this Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing an aggregate purchase price of $750,000.

         4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate replacing such Warrant Certificate.

         6.       Adjustment of Relevant Purchase Price and
                  Number of Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Relevant Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Relevant Purchase Prices with respect to the Warrant Shares shall be adjusted by multiplying such Relevant Purchase Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Relevant Purchase Prices with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Relevant Purchase Prices thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Relevant Purchase Prices thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Relevant Purchase Prices thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Relevant Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and each of the then Relevant Purchase Prices of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of this Warrant and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on each of the Relevant Purchase Prices and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Relevant Purchase Prices, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Relevant Purchase Prices, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7.       Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of this Warrant as provided in Section 2.1 hereof, the Warrant Shares represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor Company underlying the Warrant) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of this Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Relevant Purchase Prices in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while this Warrant remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of this Warrant, reduce the then current Relevant Purchase Prices to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant. This Warrant may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising this Warrant for all shares of Common Stock to be received by the Holder hereunder. In such event, the Company shall, upon the exercise of the entirety of this Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Relevant Purchase Price for all shares of Common Stock to be issued upon exercise hereof and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to

Section 9.2 below) as of the last business day preceding the date on which this Warrant are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10.      Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of this Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of this Warrant, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

             (ii) to the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

            (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

            (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

             (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

            (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

           (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

             (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend. In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of [Include Date] originally issued by PlayNet Technologies, Inc. (the "Company") to [Include Name of Holder] to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11.      Miscellaneous

                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention: General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant on a confidential basis with the same degree of care it treats similar information of other companies of which it holds securities and has investment banking relationships.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this 30th day of December, 1996.


                                       PLAYNET TECHNOLOGIES, INC.



                                       By: ___________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                             NOTICE OF EXERCISE FORM
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of PlayNet Technologies, Inc. (the "Company") and herewith makes payment therefor in the amount of $_________, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for that portion of the Warrant not exercised hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                      By:________________________________
                                         (signature of Registered Holder)

Signature Guaranteed:


 ___________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


                  The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, that number of shares of Common Stock issuable upon exercise of the Warrant for an aggregate purchase price of $_______ into that number of shares of Common Stock of the Company to be received by the undersigned pursuant to the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________             ___________________________
                                    Name of Holder


                                    ___________________________
                                    Signature

                                    Address:
                                    ___________________________

                                    ___________________________

                                    ___________________________






Signature Guaranteed:


___________________________
By:_____________________
   Title:

                                 ASSIGNMENT FORM

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to the receipt of shares of Common Stock of PlayNet Technologies, Inc. and, if such sale, assignment or transfer is for less than the right to the receipt of all shares of Common Stock to which the Holder is entitled upon exercise of such Warrant, that a new Warrant of like tenor for that portion of the Warrant not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                            By:________________________________
                                               (Signature of Registered Holder)

Signature Guaranteed:


__________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                             EXHIBIT 4 - Form of
                                                       "Cohen Investor" Warrants






         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE

                  This warrant certificate ("Warrant Certificate") certifies that for value received Zeller Eblagon Financial Services Ltd. or registered assigns (the "Holder") is the owner of this warrant ("Warrant") which entitles the Holder hereof to purchase, at any time from the date which is either (i) one year from the date of the closing on or prior to the Five Month Date of a Qualified Public Offering or closing on or prior to the Five Month Date of a Qualified Private Placement (all as defined below) or (ii) if no such Qualified Public Offering or Qualified Private Placement closes on or prior to the Five Month Date, one year from the date of issuance hereof ((i) and (ii) singularly and collectively, the "Exercise Date") through and including the Expiration Date (hereinafter defined), such number of fully paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of PlayNet Technologies, Inc., a Delaware corporation (the "Company") calculated as follows:

         - in the event of the closing of a Qualified Public Offering on or prior to the date which is five months from the issuance of this Warrant (the "Five Month Date"):

                  50% X          $500,000
                        ------------------------------------
                            the per share price of the
                            common stock offered in such
                            Qualified Public Offering

         -- in the event that such Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date:

                  50% X          $500,000
                        ------------------------------------
                            the lowest per share price of
                            the common stock offered in
                            such Qualified Private Placement

         --- in the event that a Qualified Public Offering or Qualified Private Placement is not completed on or prior to the Five Month Date:

                  50% X          $500,000
                        ------------------------------------
                                   $5.00

(each formula subject to adjustment as hereinafter provided).


                  For purposes of this Warrant, the term "Qualified Public Offering" shall mean the closing of any public offering of Common Stock of the Company raising gross proceeds of at least $15 million to the Company and the term "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising in the aggregate gross proceeds of at least $15 million to the Company.

         1.  Warrant; Purchase Price

                  This Warrant shall entitle the Holder initially to purchase shares of Common Stock of the Company as calculated above and the purchase price payable upon exercise of the Warrants shall be, (i) in the event of the closing of a Qualified Public Offering on or prior to the Five Month Date, the per share price of the Common Stock Offered in such Qualified Public Offering, (ii) in the event that such a Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date, the lowest per share price of the Common Stock offered in such Qualified Private Placement, or (iii) in the event that such Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month Date, $5.00 per share of Common Stock (each of (i), (ii) and (iii) the "Relevant Purchase Price" and together the "Relevant Purchase Prices"). The Relevant Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of this Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares." The aggregate purchase price for the shares of Common Stock of the Company to be received by the Holder hereof upon exercise of this Warrant shall be payable, at the option of the Holder, either (i) in cash in lawful money of the United States of America or by certified or cashier's check; or (ii) if such Holder is Zeller Eblagon Leasing Ltd., by cancellation, in whole or in part, of that certain $500,000 Senior Secured Note issued to Zeller Eblagon Leasing Ltd. on , 1996; or (iii) as otherwise provided herein.

         2.       Exercise; Expiration Date

                  2.1 This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time from the Exercise Date through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Relevant Purchase Price times the number of shares of Common Stock to be received upon exercise of this Warrant. In the case the Holder hereof elects to exercise this Warrant for less than all the shares of Common Stock of the Company represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate providing for the exercise of the balance of such shares of Common Stock.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the date which is five years from the date of the issuance of this Warrant, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of this Warrant and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of this Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing an aggregate purchase price of $500,000.

         4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate replacing such Warrant Certificate.

         6.       Adjustment of Relevant Purchase Price and Number of
                  Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Relevant Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Relevant Purchase Prices with respect to the Warrant Shares shall be adjusted by multiplying such Relevant Purchase Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Relevant Purchase Prices with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Relevant Purchase Prices thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Relevant Purchase Prices thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Relevant Purchase Prices thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Relevant Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and each of the then Relevant Purchase Prices of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of this Warrant and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on each of the Relevant Purchase Prices and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Relevant Purchase Prices, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Relevant Purchase Prices, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7.       Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of this Warrant as provided in Section 2.1 hereof, the Warrant Shares represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor Company underlying the Warrant) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of this Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Relevant Purchase Prices in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while this Warrant remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of this Warrant, reduce the then current Relevant Purchase Prices to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant. This Warrant may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising this Warrant for all shares of Common Stock to be received by the Holder hereunder. In such event, the Company shall, upon the exercise of the entirety of this Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Relevant Purchase Price for all shares of Common Stock to be issued upon exercise hereof and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which this Warrant are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10.      Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a

Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of this Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of this Warrant, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

             (ii) to the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

            (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

            (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

             (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

            (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

           (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

             (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend. In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of _______________, 1996 originally issued by PlayNet Technologies, Inc. (the "Company") to Zeller Eblagon Leasing Ltd. to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11.      Miscellaneous

                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention:
General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant on a confidential basis with the same degree of care it treats similar information of other companies of which it holds securities and has investment banking relationships.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of _________, 1996.


                                                     PLAYNET TECHNOLOGIES, INC.



                                       By:________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT A

                             NOTICE OF EXERCISE FORM
                             -----------------------
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of PlayNet Technologies, Inc. (the "Company") and herewith makes payment therefor in the amount of $_________, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for that portion of the Warrant not exercised hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                   By:________________________________
                                      (signature of Registered Holder)

Signature Guaranteed:


________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


                  The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, that number of shares of Common Stock issuable upon exercise of the Warrant for an aggregate purchase price of $_______ into that number of shares of Common Stock of the Company to be received by the undersigned pursuant to the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________                      ____________________________
                                                     Name of Holder

                                             ____________________________
                                             Signature

                                             Address:
                                             ____________________________

                                             ____________________________

                                             ____________________________






Signature Guaranteed:



________________________
By:_____________________
   Title:

                                 ASSIGNMENT FORM
                                 ---------------

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to the receipt of shares of Common Stock of PlayNet Technologies, Inc. and, if such sale, assignment or transfer is for less than the right to the receipt of all shares of Common Stock to which the Holder is entitled upon exercise of such Warrant, that a new Warrant of like tenor for that portion of the Warrant not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                         By:________________________________
                                            (Signature of Registered Holder)

Signature Guaranteed:


__________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                             EXHIBIT 5 - Form of
                                                               Tranche 1 Warrant


         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE

                  This warrant  certificate  ("Warrant  Certificate")  certifies that for value received ____________________ or registered assigns (the "Holder") is the owner of this warrant ("Warrant") which entitles the Holder hereof to purchase, at any time from the date which is either (i) one year from the date of the closing on or prior to the Five Month Date of a Qualified Public Offering or closing on or prior to the Five Month Date of a Qualified Private Placement (all as defined below) or (ii) if no such Qualified Public Offering or Qualified Private Placement closes on or prior to the Five Month Date, one year from the date of issuance hereof ((i) and (ii) singularly and collectively,the "Exercise Date") through and including the Expiration Date (hereinafter defined), such number of fully paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of PlayNet Technologies, Inc., a Delaware corporation (the "Company") calculated as follows:

         - in the event of the closing of a Qualified Public Offering on or prior to the date which is five months from the issuance of this Warrant (the "Five Month Date"):

                   $[fill in principal amount of Senior Note]
             75% X --------------------------------------------
                     the per share price of the common stock
                     offered in such Qualified Public Offering

         -- in the event that such Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date:

                   $[fill in principal amount of Senior Note]
             75% X --------------------------------------------
                     the lowest per share price of the
                     common stock offered in such
                     Qualified Private Placement

         --- in the event that a Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month
                  Date:

                   $[fill in principal amount of Senior Note]
             75% X --------------------------------------------
                                       $5.00

(each formula subject to adjustment as hereinafter provided).

                  For purposes of this Warrant, the term "Qualified Public Offering" shall mean the closing of any public offering of Common Stock of the Company raising gross proceeds of at least $15 million to the Company and the term "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising in the aggregate gross proceeds of at least $15 million to the Company.

         1.  Warrant; Purchase Price

                  This Warrant shall entitle the Holder initially to purchase shares of Common Stock of the Company as calculated above and the purchase price payable upon exercise of the Warrants shall be, (i) in the event of the closing of a Qualified Public Offering on or prior to the Five Month Date, the per share price of the Common Stock Offered in such Qualified Public Offering, (ii) in the event that such a Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date, the lowest per share price of the Common Stock offered in such Qualified Private Placement, or (iii) in the event that such Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month Date, $5.00 per share of Common Stock (each of (i), (ii) and (iii) the "Relevant Purchase Price" and together the "Relevant Purchase Prices"). The Relevant Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of this Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares." The aggregate purchase price for the shares of Common Stock of the Company to be received by the Holder hereof upon exercise of this Warrant shall be payable, at the option of the Holder, either (i) in cash in lawful money of the United States of America or by certified or cashier's check; or (ii) if such Holder is [Name of Holder], by cancellation, in whole or in part, of that certain $[Principal Amount of Note] Senior Secured Note issued to [Name of Holder] on [Month, Day] , 199_; or (iii) as otherwise provided herein.

         2.       Exercise; Expiration Date

                  2.1 This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time from the Exercise Date through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Relevant Purchase Price times the number of shares of Common Stock to be received upon exercise of this Warrant. In the case the Holder hereof elects to exercise this Warrant for less than all the shares of Common Stock of the Company represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate providing for the exercise of the balance of such shares of Common Stock.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the date which is five years from the date of the issuance of this Warrant, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of this Warrant and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of this Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing an aggregate purchase price of $ .

         4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate replacing such Warrant Certificate.

         6.       Adjustment of Relevant Purchase Price and Number of
                  Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Relevant Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Relevant Purchase Prices with respect to the Warrant Shares shall be adjusted by multiplying such Relevant Purchase Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Relevant Purchase Prices with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Relevant Purchase Prices thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Relevant Purchase Prices thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Relevant Purchase Prices thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Relevant Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and each of the then Relevant Purchase Prices of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of this Warrant and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on each of the Relevant Purchase Prices and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Relevant Purchase Prices, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Relevant Purchase Prices, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7.       Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of this Warrant as provided in Section 2.1 hereof, the Warrant Shares represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor

Company underlying the Warrant) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of this Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Relevant Purchase Prices in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while this Warrant remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of this Warrant, reduce the then current Relevant Purchase Prices to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant. This Warrant may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising this Warrant for all shares of Common Stock to be received by the Holder hereunder. In such event, the Company shall, upon the exercise of the entirety of this Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Relevant Purchase Price for all shares of Common Stock to be issued upon exercise hereof and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which this Warrant are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10.      Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of this Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of this Warrant, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

             (ii) to the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

            (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

            (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

             (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

            (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

           (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

             (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend. In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of [Include Date] originally issued by PlayNet Technologies, Inc. (the "Company") to [Include Name of Holder] to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11.      Miscellaneous

                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention:
General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant on a confidential basis with the same degree of care it treats similar information of other companies of which it holds securities and has investment banking relationships.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of _________, 199_.


                                    PLAYNET TECHNOLOGIES, INC.



                                       By:_____________________
                                      Name:
                                     Title:

                                                                       EXHIBIT A

                             NOTICE OF EXERCISE FORM
                             -----------------------
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of PlayNet Technologies, Inc. (the "Company") and herewith makes payment therefor in the amount of $_________, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for that portion of the Warrant not exercised hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                             By:________________________________
                                                (signature of Registered Holder)

Signature Guaranteed:


________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


                  The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, that number of shares of Common Stock issuable upon exercise of the Warrant for an aggregate purchase price of $_______ into that number of shares of Common Stock of the Company to be received by the undersigned pursuant to the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________                      ____________________________
                                             Name of Holder


                                             ____________________________
                                             Signature

                                             Address:
                                             ____________________________

                                             ____________________________

                                             ____________________________






Signature Guaranteed:



________________________
By:_____________________
   Title:

                                 ASSIGNMENT FORM
                                 ---------------

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to the receipt of shares of Common Stock of PlayNet Technologies, Inc. and, if such sale, assignment or transfer is for less than the right to the receipt of all shares of Common Stock to which the Holder is entitled upon exercise of such Warrant, that a new Warrant of like tenor for that portion of the Warrant not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                            By:________________________________
                                               (Signature of Registered Holder)

Signature Guaranteed:


___________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                     EXHIBIT 6 -
                                                       Form of Tranche 2 Warrant

         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE

                  This warrant  certificate  ("Warrant  Certificate")  certifies that for value received _____________________or registered assigns (the "Holder") is the owner of this warrant ("Warrant") which entitles the Holder hereof to purchase, at any time from the date which is either (i) one year from the date of the closing on or prior to the Five Month Date of a Qualified Public Offering or closing on or prior to the Five Month Date of a Qualified Private Placement (all as defined below) or (ii) if no such Qualified Public Offering or Qualified Private Placement closes on or prior to the Five Month Date, one year from the date of issuance hereof ((i) and (ii) singularly and collectively,the "Exercise Date") through and including the Expiration Date (hereinafter defined), such number of fully paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of PlayNet Technologies, Inc., a Delaware corporation (the "Company") calculated as follows:

         - in the event of the closing of a Qualified Public Offering on or prior to the date which is five months from the issuance of this Warrant (the "Five Month Date"):

                   $[fill in principal amount of Senior Note]
             100% X----------------------------------------------
                     the per share price of the common stock
                    offered in such Qualified Public Offering

         -- in the event that such Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date:

                   $[fill in principal amount of Senior Note]
             100% X----------------------------------------------
                     the lowest per share price of the
                     common stock offered in such
                     Qualified Private Placement

         --- in the event that a Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month
                  Date:

                   $[fill in principal amount of Senior Note]
             100% X----------------------------------------------
                                  $3.50

(each formula subject to adjustment as hereinafter provided).

                  For purposes of this Warrant, the term "Qualified Public Offering" shall mean the closing of any public offering of Common Stock of the Company raising gross proceeds of at least $15 million to the Company and the term "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising in the aggregate gross proceeds of at least $15 million to the Company.

         1.  Warrant; Purchase Price

                  This Warrant shall entitle the Holder initially to purchase shares of Common Stock of the Company as calculated above and the purchase price payable upon exercise of the Warrants shall be, (i) in the event of the closing of a Qualified Public Offering on or prior to the Five Month Date, the per share price of the Common Stock Offered in such Qualified Public Offering, (ii) in the event that such a Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date, the lowest per share price of the Common Stock offered in such Qualified Private Placement, or (iii) in the event that such Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month Date, $3.50 per share of Common Stock (each of (i), (ii) and (iii) the "Relevant Purchase Price" and together the "Relevant Purchase Prices"). The Relevant Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of this Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares." The aggregate purchase price for the shares of Common Stock of the Company to be received by the Holder hereof upon exercise of this Warrant shall be payable, at the option of the Holder, either (i) in cash in lawful money of the United States of America or by certified or cashier's check; or (ii) if such Holder is [Name of Holder], by cancellation, in whole or in part, of that certain $[Principal Amount of Note] Senior Secured Note issued to [Name of Holder] on [Month, Day], 199_; or (iii) as otherwise provided herein.

         2.       Exercise; Expiration Date

                  2.1 This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time from the Exercise Date through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Relevant Purchase Price times the number of shares of Common Stock to be received upon exercise of this Warrant. In the case the Holder hereof elects to exercise this Warrant for less than all the shares of Common Stock of the Company represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate providing for the exercise of the balance of such shares of Common Stock.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the date which is five years from the date of the issuance of this Warrant, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of this Warrant and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of this Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing an aggregate purchase price of $ .

         4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate replacing such Warrant Certificate.

         6.       Adjustment of Relevant Purchase Price and Number of
                  Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Relevant Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Relevant Purchase Prices with respect to the Warrant Shares shall be adjusted by multiplying such Relevant Purchase Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Relevant Purchase Prices with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Relevant Purchase Prices thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Relevant Purchase Prices thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Relevant Purchase Prices thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Relevant Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and each of the then Relevant Purchase Prices of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of this Warrant and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on each of the Relevant Purchase Prices and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Relevant Purchase Prices, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Relevant Purchase Prices, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7.       Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of this Warrant as provided in Section 2.1 hereof, the Warrant Shares represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor Company underlying the Warrant) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of this Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Relevant Purchase Prices in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while this Warrant remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of this Warrant, reduce the then current Relevant Purchase Prices to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant. This Warrant may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising this Warrant for all shares of Common Stock to be received by the Holder hereunder. In such event, the Company shall, upon the exercise of the entirety of this Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Relevant Purchase Price for all shares of Common Stock to be issued upon exercise hereof and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which this Warrant are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10.      Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of this Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of this Warrant, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

                  (ii) to the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

                  (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

                  (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

             (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

                  (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

                  (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

                  (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend. In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of [Include Date] originally issued by PlayNet Technologies, Inc. (the "Company") to [Include Name of Holder] to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11.      Miscellaneous


                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention:
General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant on a confidential basis with the same degree of care it treats similar information of other companies of which it holds securities and has investment banking relationships.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of _________, 199_.


                                     PLAYNET TECHNOLOGIES, INC.



                                       By: _________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT A

                             NOTICE OF EXERCISE FORM
                             -----------------------
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of PlayNet Technologies, Inc. (the "Company") and herewith makes payment therefor in the amount of $_________, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for that portion of the Warrant not exercised hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                           By:________________________________
                                              (signature of Registered Holder)

Signature Guaranteed:


________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


                  The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, that number of shares of Common Stock issuable upon exercise of the Warrant for an aggregate purchase price of $_______ into that number of shares of Common Stock of the Company to be received by the undersigned pursuant to the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________                      ____________________________
                                             Name of Holder


                                             ____________________________
                                             Signature

                                             Address:

                                             ____________________________

                                             ____________________________

                                             ____________________________





Signature Guaranteed:



________________________
By:_____________________
   Title:

                                 ASSIGNMENT FORM
                                 ---------------

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to the receipt of shares of Common Stock of PlayNet Technologies, Inc. and, if such sale, assignment or transfer is for less than the right to the receipt of all shares of Common Stock to which the Holder is entitled upon exercise of such Warrant, that a new Warrant of like tenor for that portion of the Warrant not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                           By:________________________________
                                              (Signature of Registered Holder)

Signature Guaranteed:


___________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                     EXHIBIT 7 -
                                                       Form of Tranche 3 Warrant

         THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.


                           PLAYNET TECHNOLOGIES, INC.

                               WARRANT CERTIFICATE

                  This warrant certificate ("Warrant Certificate") certifies that for value received _____________________ or registered assigns (the "Holder") is the owner of this warrant ("Warrant") which entitles the Holder hereof to purchase, at any time from the date which is either (i) one year from the date of the closing on or prior to the Five Month Date of a Qualified Public Offering or closing on or prior to the Five Month Date of a Qualified Private Placement (all as defined below) and (ii) if no such Qualified Public Offering or Qualified Private Placement closes on or prior to the Five Month Date, one year from the date of issuance hereof ((i) and (ii) singularly and collectively,the "Exercise Date") through and including the Expiration Date (hereinafter defined), such number of fully paid and non-assessable shares of Common Stock, $.01 par value ("Common Stock"), of PlayNet Technologies, Inc., a Delaware corporation (the "Company") calculated as follows:

         - in the event of the closing of a Qualified Public Offering on or prior to the date which is five months from the issuance of this Warrant (the "Five Month Date"):

                   $[fill in principal amount of Senior Note]
             125% X--------------------------------------------
                     the per share price of the common stock
                    offered in such Qualified Public Offering

         -- in the event that such Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date:

                   $[fill in principal amount of Senior Note]
             125% X--------------------------------------------
                         the lowest per share price of the
                         common stock offered in such
                         Qualified Private Placement

         --- in the event that a Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month
                  Date:

                   $[fill in principal amount of Senior Note]
             125% X--------------------------------------------
                                   $3.00

(each formula subject to adjustment as hereinafter provided).

                  For purposes of this Warrant, the term "Qualified Public Offering" shall mean the closing of any public offering of Common Stock of the Company raising gross proceeds of at least $15 million to the Company and the term "Qualified Private Placement" shall mean the closing of any privately arranged financing transaction or series of transactions raising in the aggregate gross proceeds of at least $15 million to the Company.

         1.  Warrant; Purchase Price

                  This Warrant shall entitle the Holder initially to purchase shares of Common Stock of the Company as calculated above and the purchase price payable upon exercise of the Warrants shall be, (i) in the event of the closing of a Qualified Public Offering on or prior to the Five Month Date, the per share price of the Common Stock Offered in such Qualified Public Offering, (ii) in the event that such a Qualified Public Offering is not closed on or prior to the Five Month Date but a Qualified Private Placement is closed on or prior to the Five Month Date, the lowest per share price of the Common Stock offered in such Qualified Private Placement, or (iii) in the event that such Qualified Public Offering or Qualified Private Placement is not closed on or prior to the Five Month Date, $3.00 per share of Common Stock (each of (i), (ii) and (iii) the "Relevant Purchase Price" and together the "Relevant Purchase Prices"). The Relevant Purchase Price and number of shares of Common Stock issuable upon exercise of this Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of this Warrant (and/or other shares of common stock so issuable by reason of any adjustments pursuant to
Article 6) are sometimes referred to herein as the "Warrant Shares." The aggregate purchase price for the shares of Common Stock of the Company to be received by the Holder hereof upon exercise of this Warrant shall be payable, at the option of the Holder, either (i) in cash in lawful money of the United States of America or by certified or cashier's check; or (ii) if such Holder is [Name of Holder], by cancellation, in whole or in part, of that certain $[Principal Amount of Note] Senior Secured Note issued to [Name of Holder] on [Month, Day], 199_; or (iii) as otherwise provided herein.

         2.       Exercise; Expiration Date

                  2.1 This Warrant is exercisable, at the option of the Holder, in whole or in part at any time and from time to time from the Exercise Date through and including the Expiration Date (the "Exercise Period"), upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Relevant Purchase Price times the number of shares of Common Stock to be received upon exercise of this Warrant. In the case the Holder hereof elects to exercise this Warrant for less than all the shares of Common Stock of the Company represented by this Warrant Certificate, the Company shall cancel this Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate providing for the exercise of the balance of such shares of Common Stock.

                  2.2 The term "Expiration Date" shall mean 5:00 p.m. New York time on the date which is five years from the date of the issuance of this Warrant, or if such day shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. local time in the State of New York the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

         3.       Registration and Transfer on Company Books

                  3.1 The Company shall maintain books for the registration and transfer of this Warrant and the registration and transfer of the Warrant Shares.

                  3.2 Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

                  3.3 The Company shall register upon its books any transfer of this Warrant Certificate, upon surrender of same to the Company with a written instrument of transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of transfer, new Warrant Certificate(s) shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled by the Company. A Warrant Certificate may also be exchanged, at the option of the Holder, for new Warrant Certificates of different denominations representing an aggregate purchase price of $ .

         4.       Reservation of Shares

                  The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of this Warrant, such number of shares as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of capital stock which shall be issuable upon exercise of this Warrant shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding series of capital stock of the Company are then listed.

         5.       Loss or Mutilation

                  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate replacing such Warrant Certificate.

         6.       Adjustment of Relevant Purchase Price and Number of
                  Shares Deliverable

                  6.1 The number of Warrant Shares purchasable upon the exercise of each Warrant and the Relevant Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock, (ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, or (v) in case of a consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of all or substantially all of the assets of the Company (hereinafter, a "Reorganization Transaction"), the number and/or nature of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company (or of any successor company) which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                  (b) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                  (c) Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted, as provided in this Section 6.1, the Relevant Purchase Prices with respect to the Warrant Shares shall be adjusted by multiplying such Relevant Purchase Prices immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  6.2 No adjustment in the number of Warrant Shares purchasable under this Warrant, or in the Relevant Purchase Prices with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Relevant Purchase Prices thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Relevant Purchase Prices thereof shall be rounded to the nearest one thousandth of a share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Relevant Purchase Prices thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

                  6.3 Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Relevant Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of this Warrant and each of the then Relevant Purchase Prices of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  6.4 In the event that at any time prior to the expiration of this Warrant and prior to their exercise:

                  (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                  (b) the Company shall offer for subscription to all the holders of the Common Stock any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                  (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock that shall affect the outstanding number of shares of Common Stock; or

                  (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                  (e) there shall be any capital change in the Company as set forth in Section 6.1(a)(v); or

                  (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity);

(each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, 20 days prior to the effective date, or in either case if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on each of the Relevant Purchase Prices and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of this Warrant.

                  6.5 The form of Warrant Certificate need not be changed because of any change in the Relevant Purchase Prices, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this Section 6, and Warrant Certificates issued before or after such change may state the same Relevant Purchase Prices, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         7.       Conversion Rights

                  7.1 After the occurrence of any Reorganization Transaction (as such term is defined in Section 6.1(a)(v)), in lieu of exercise of any portion of this Warrant as provided in Section 2.1 hereof, the Warrant Shares represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock of the Company (or other securities of the Company or any successor

Company underlying the Warrant) equal to: (1) the product of (a) the number of shares of Common Stock (or such other securities) then issuable upon the exercise of this Warrant to be so converted and (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Relevant Purchase Prices in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

                  7.2 The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while this Warrant remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company (or any successor company), at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company (or the successor company) shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock (or such other securities) to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

         8.       Voluntary Adjustment by the Company

                  The Company may, at its option, at any time during the term of this Warrant, reduce the then current Relevant Purchase Prices to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

         9. Fractional Shares and Warrants; Determination of Market Price Per Share

                  9.1 Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of this Warrant. This Warrant may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising this Warrant for all shares of Common Stock to be received by the Holder hereunder. In such event, the Company shall, upon the exercise of the entirety of this Warrant, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Relevant Purchase Price for all shares of Common Stock to be issued upon exercise hereof and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which this Warrant are presented for exercise.

                  9.2 As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock of the Company (or any other securities of the Company or of any successor company) on any date shall mean the closing price per share of such class or series of securities for the trading day immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company (or other securities of the Company or of such successor company) are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such securities on NASDAQ or any comparable system, or if such securities are not reported on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of the such securities as determined in good faith by the Board of Directors of the Company (or of such successor company).

         10.      Restrictions on Transfer; Registration Rights

                  10.1 No sale, transfer, assignment, hypothecation or other disposition of this Warrant or Warrant Shares shall be made unless any such transfer, assignment or other disposition will comply with the rules and statutes administered by the Securities and Exchange Commission and (i) a Registration Statement under the Securities Act of 1933, as amended (the "Act"), including such shares is currently in effect, or (ii) in the opinion of counsel a current Registration Statement is not required for such disposition of the shares.

                  10.2 In the event of a proposed sale or transfer of this Warrant or Warrant Shares in a transaction other than a sale pursuant to a public offering registered under the Act, a Holder shall deliver to the Company an opinion of counsel addressed to the Company (which shall be rendered by counsel reasonably acceptable to the Company) to the effect that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Such counsel rendering the opinion shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or the Warrant Shares (or a portion thereof).

                  10.3 The Company agrees that, at any time or times hereafter, until the second anniversary of the Expiration Date of this Warrant, as and when it intends to register any of its securities under the Act, whether for its own account and/or on behalf of selling stockholders (except in connection with an offering solely to its employees, an offering pursuant to an employee benefit plan, a dividend or interest reinvestment plan, or an offering solely related to an acquisition on a Form S-4 or any subsequent similar form) permitting a secondary offering or distribution the Company will notify the Holder of such intention and, upon request from the Holder, will use its best efforts to cause the Warrant Shares designated by the Holder to be registered under the Securities Act. The number of Warrant Shares to be included in such offering may be reduced if and to the extent that the underwriter of securities included in the registration statement and offered by the Company shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the percentage of the reduction of such Warrant Shares shall be no greater than the percentage reduction of securities of other selling stockholders, as such percentage reductions are determined in the good faith judgment of the Company. The Company will use its best efforts to keep each such Registration Statement current for such period of time as is not otherwise burdensome to the Company.

                  10.4 Any registration statement referred to in subsection 10.3 hereof shall be prepared and processed in accordance with the following terms and conditions:

                  (i) the Holder will cooperate in furnishing promptly to the Company in writing any information requested by the Company in connection with the preparation, filing and processing of such registration statement.

                  (ii) to the extent requested by an underwriter of securities included in the registration statement and offered by the Company, the Holder will defer the sale of Warrant Shares for a period commencing twenty (20) days prior and terminating sixty (60) days after the effective date of the registration statement, provided that any principal shareholders of the Company who also have shares included in the registration statement will also defer their sales for a similar period, except for sales pursuant to registrations on Form S-8 or S-4 or any similar or successor forms thereto.

                  (iii) The Company will furnish to the Holder such number of prospectuses or other documents incident to such registration as may from time to time be reasonably requested, and cause its shares to be qualified under the blue-sky laws of those states reasonably requested by the Holder.

                  (iv) The Company will indemnify the Holder (and any officer, director or controlling person of the Holder) and any underwriters acting on behalf of the Holder against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement of any material facts contained in any registration statement filed pursuant hereto, or any document relating thereto, including all amendments and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and will reimburse the Holder (or such other aforementioned parties) or such underwriters for any legal and all other expenses reasonably incurred in accordance with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable where the untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of the Holder's or any such underwriter's failure to furnish to the Company information duly requested in writing by counsel for the Company specifically for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any underwriter from whom the person asserting such losses, claims, damages or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such underwriter results from the fact that a copy of the prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such securities to such person. This indemnity agreement shall be in addition to any other liability the Company may have. The indemnity agreement of the Company contained in this paragraph (iv) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (v) The Holder will indemnify the Company (and any officer, director or controlling person of the Company) and any underwriters acting on behalf of the Company against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act or otherwise, arising out of or based upon any untrue or alleged untrue statement filed pursuant hereto, or any document relating thereto, including all amendments, and supplements, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein contained not misleading, and, will reimburse the Company (or such other aforementioned parties) or such underwriters for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the Holder will be liable as aforesaid only to the extent that such untrue or alleged untrue statement or omission or alleged omission is based upon information furnished in writing to the Company by the Holder or any underwriter obtained by the Holder expressly for use therein, or as a result of its or such underwriter's failure to furnish the Company with information duly requested in writing by counsel for the Company specifically for use therein. This indemnity agreement contained in this paragraph (v) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Warrant Shares.

                  (vi) Promptly after receipt by an indemnified party under this subsection 10.4 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, promptly notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection
         10.4. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection 10.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation or out-of-pocket expenses or losses or cost incurred in collaborating in the defense.

                  (vii) Except as set forth in subsection 10.4(viii), the Company shall bear all costs and expenses incident to any registration pursuant to this Section 10.

                  (viii) The Holder shall pay any and all underwriters' discounts, brokerage fees and transfer taxes incident to the sale of any securities sold by such Holder pursuant to this Section 10, and shall pay the fees and expenses of any special attorneys or accountants retained by it.

                  (ix) If the filing of any registration statement pursuant to subsection 10.4 would require the Company to obtain audited financial statements other than its normal year end audit required for the filing of its reports required under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company may defer the filing of such registration statement until the necessary audited financial statements are available, unless the Holder arranges for the payment of the expense of such audit to the extent that such expense would exceed the amount which the Company would otherwise be required to bear in connection with its normal audit schedule for reporting under the Exchange Act.

                  10.5 If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, expenses or actions in respect thereof referred to herein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the seller of such Warrant Shares, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to give the notice required hereunder. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or the sellers of such Warrant Shares, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holder hereof agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if all of the sellers of such Warrant Shares were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof referred to above shall be deemed to include any legal or other expenses which reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the contribution provisions of this Section, in no event shall the amount contributed by any seller from the sale of Warrant Shares to which such contribution claim relates. No person guilty of fraudulent misrepresentations (within the meaning of section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. Each Holder of this Warrant and each Holder of Warrant Shares bearing the legend required by Section 10.6, by acceptance hereof or thereof, as the case may be, agrees to the indemnification and contribution provisions of this Section 10.5.

                  10.6 Legend. In case any shares are issued upon the exercise in whole or in part of this Warrant or are thereafter transferred, in either case under such circumstances that no registration under the Act is required or effective, each certificate representing such shares shall bear on the face thereof the following legend:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and any transfer thereof is subject to the conditions specified in the Warrant dated as of [Include Date] originally issued by PlayNet Technologies, Inc. (the "Company") to [Include Name of Holder] to purchase shares of Common Stock, $.001 par value, of the Company. A copy of the form of such Warrant is on file with the Secretary of the Company in New York, New York, and will be furnished without charge by the Company to the holder of this certificate upon written request to the Secretary of the Company at such address."

         11.      Miscellaneous


                  11.1 Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                  11.2 Holder Not a Stockholder. Prior to the exercise of this Warrant, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or
(b) receive (i) dividends or any distributions made to stockholders, (ii) notice of or attend any meetings of stockholders of the Company or (iii) notice of any other proceedings of the Company.

                  11.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the holder of this Warrant or issued Warrant Shares at its last known address appearing on the books at the Company maintained for such purposes or (b) the Company at its principal offices at 152 West 57th Street, New York, New York 10019, Attention:
General Counsel. The Holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 11.3.

                  11.4 Investment Representation. The Holder represents that it is purchasing the Warrant and all shares issuable upon exercise of this Warrant for its own account and not as nominee or agent for any other person and not with a view to, or for offer or sale in connection with any distribution thereof (within the meaning of the Act) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10, that the disposition of all or any part of such shares shall at all times be within the Holder's exclusive control.

                  11.5 Confidentiality of Information. The Holder of this Warrant (and any affiliates of the Holder) and any permitted transferee of this Warrant will treat all documents, financial statements, reports and other information delivered pursuant to this Warrant on a confidential basis with the same degree of care it treats similar information of other companies of which it holds securities and has investment banking relationships.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ____ day of _________, 199_.


                                       PLAYNET TECHNOLOGIES, INC.



                                       By:__________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT A


                             NOTICE OF EXERCISE FORM
                             -----------------------
                    (To be executed only upon partial or full
                         exercise of the within Warrant)

                  The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases shares of Common Stock of PlayNet Technologies, Inc. (the "Company") and herewith makes payment therefor in the amount of $_________, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ______ certificates in denominations of ______ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________, whose address is _______________ and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for that portion of the Warrant not exercised hereby be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ______________, whose address is _______________________.

                  The undersigned represents that it is purchasing the securities described above for its own account and not as a nominee or agent for any other person and not with a view to, or for offer of sale in connection with, any distribution thereof (within the meaning of the Securities Act of 1933) that would be in violation of the applicable securities laws; provided, however, that subject to the restrictions contained in Section 10 of the Warrant that the disposition of all or any part of such shares shall at all times be within the undersigned's exclusive control.

Dated:  __________________

                                         By:________________________________
                                            (signature of Registered Holder)

Signature Guaranteed:


________________________
By:_____________________
   Title:

NOTICE: The signature to this Notice must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The   signature  to  this  Notice  must  be  guaranteed  by  a
                  commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                                                       EXHIBIT B


                              NOTICE OF CONVERSION


                  The undersigned hereby irrevocably elects to convert, pursuant to Section 7 of the Warrant Certificate accompanying this Notice of Conversion, that number of shares of Common Stock issuable upon exercise of the Warrant for an aggregate purchase price of $_______ into that number of shares of Common Stock of the Company to be received by the undersigned pursuant to the provisions of Section 7.1 of the accompanying Warrant Certificate.



Dated:  _______________                      _____________________________
                                             Name of Holder


                                             _____________________________
                                             Signature

                                             Address:

                                             _____________________________

                                             _____________________________

                                             _____________________________



___________________________
Signature Guaranteed:



________________________
By:_____________________
   Title:

                                 ASSIGNMENT FORM
                                 ---------------

                          (To be executed only upon the
                        assignment of the within Warrant)

                  FOR VALUE RECEIVED, the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ________________________, all of the rights of the undersigned under the within Warrant, with respect to the receipt of shares of Common Stock of PlayNet Technologies, Inc. and, if such sale, assignment or transfer is for less than the right to the receipt of all shares of Common Stock to which the Holder is entitled upon exercise of such Warrant, that a new Warrant of like tenor for that portion of the Warrant not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated:  _____________, 19__.

                                         By:________________________________
                                            (Signature of Registered Holder)

Signature Guaranteed:


___________________________
By:_______________________
   Title:

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                  The signature to this Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                    EXHIBIT 8


                           FORM OF OPINION OF COUNSEL

                                                          Dated: Date of Closing

Name
Address 1
Address 2


         Re:      Senior Secured Notes

Ladies and Gentlemen:

         1. PlayNet is duly organized, validly existing and in good standing under the laws of the State of its incorporation and has the requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business.

         2. PlayNet is duly qualified and in good standing in every state in which, by reason of the nature or location of PlayNet's assets or operation of PlayNet's business, such qualification may be necessary and where the failure to so qualify would have a material adverse affect on (i) the financial condition of PlayNet, and/or (ii) PlayNet's ability to conduct its business.

         3. PlayNet has the requisite corporate power and corporate authority to execute and deliver, and to perform its obligations under the Agreement dated December __, 1996 by and between PlayNet and the investors identified therein and all agreements, documents or instruments executed in connection therewith, including, but not limited to the [First Stage Notes] [Second Stage Notes] and the warrants related thereto (the "Agreement"). The execution and delivery of the Agreement and the performance by PlayNet of its obligations thereunder, has been duly authorized by all necessary corporate action of PlayNet, and the Agreement has been duly executed and delivered by an authorized officer of PlayNet and constitutes the valid and binding obligation of PlayNet enforceable against PlayNet in accordance with its terms, except to the extent that enforceability of PlayNet's obligations under the Agreement is subject to and affected by applicable bankruptcy, insolvency, reorganization, arrangement or other laws affecting the enforcement of creditors' rights and general principles of equity (whether enforcement is considered in a proceeding in equity or at law).

         4. The execution, delivery, performance and compliance by PlayNet with the terms of the Agreement do not violate (i) to the best knowledge of counsel after due inquiry, any provision of any judgment, writ, decree or order binding upon PlayNet, the violation of which would have a material adverse effect on PlayNet, or (ii) any provision of PlayNet's Articles of Incorporation, or

By-Laws. The execution, delivery, performance and compliance by PlayNet with the terms of the Agreement do not conflict with or constitute a default under the provisions of any material agreement, document or instrument to which PlayNet is a party or by which PlayNet is bound and the violation of which would have a material adverse effect on PlayNet.

         5. No action, proceeding or investigation is pending or, to the best of knowledge of counsel after due inquiry, threatened against PlayNet which questions the validity of the Agreement, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of PlayNet.

         6. To the best knowledge of counsel after due inquiry, PlayNet is not in violation of any provision of its Articles of Incorporation or Bylaws.

         7. The offer, sale and issuance of the [First Stage Notes] [Second Stage Notes] constitute transactions exempt from registration requirements of
Section 5 of the Securities Act of 1933, as amended.


                                      PlayNet Technologies, Inc.



                                      By: _____________________________
                                          Philip K. Yachmetz
                                          Secretary and
                                          Director, Legal & Corporate Affairs

================================================================================
        Bridge Financing Senior Secured Note Holders - Initial Financing

--------------------------------------------------------------------------------
Name                                   Amount      Warrant Ex. Date of Closing
================================================================================
Allen & Company Incorporated           $750,000    Exhibit 3   December 30, 1996
--------------------------------------------------------------------------------
Zeller Eblagon Financial Services Ltd. $500,000    Exhibit 4   December 19, 1996
--------------------------------------------------------------------------------
K.F. Chemical Ltd.                     $250,000    Exhibit 4   December 19, 1996
--------------------------------------------------------------------------------
Ceres Advisors Ltd.                    $500,000    Exhibit 3   January 30, 1997
--------------------------------------------------------------------------------
Ehud Guth                              $250,000    Exhibit 3   January 30, 1997
--------------------------------------------------------------------------------
Ceres Advisors Ltd.                    $250,000    Exhibit 3   February 10, 1997
================================================================================